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                                                                   Exhibit 10.37
                        SUBORDINATION OF DEBT AGREEMENT

     THIS SUBORDINATION AGREEMENT, made this 12 day of March, 1998, between Blue Fish Clothing, Inc. (the "Borrower") and Jennifer P. Barclay (the Guarantor)

                                  WITNESSETH:

     WHEREAS: the Borrower received a loan from Carnegie Bank, N.A. (the "Bank") in the original amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Loan") on the 12 day of March, 1998.

     WHEREAS, the Loan is unconditionally guaranteed by Jennifer P. Barclay

     WHEREAS, the Bank has required, as a condition of the Loan, for the Guarantor and the Borrower to subordinate to the Loan any existing or future indebtedness by the Borrower to the Guarantor.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein the parties agree as follows:

     (1) That the Guarantor agree that any existing and future indebtedness by the Borrower to the Guarantor will be subject, subordinate and inferior in priority to the Loan being given to the Borrower by the Bank.

     (2) That this subordination shall continue and not be affected by any future modification, extension or refinance of the Loan by the Bank.

     (3) That this subordination shall be for the Loan and for all and any advances to be made by the Bank under the Loan and the documents supporting the Loan, in an amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000.00), for principal, excluding interest, costs and fees associated with the Loan.

     (4) This subordination is binding upon all parties, their successors and/or assigns.

     IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement on the date first written above.

WITNESS:
/s/ Eileen C. Wolfe                    /s/ Jennifer P. Barclay
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                                       Jennifer P. Barclay


WITNESS:                               BORROWER:
                                       Blue Fish Clothing, Inc.

/s/ Eileen C. Wolfe                    By: /s/ Marc Wallach - President
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                                       Marc Wallach, President